UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

March 1, 2007 (February 28, 2007)

(Date of Report (date of earliest event reported))

Hughes Network Systems, LLC

(Exact name of Registrant as specified in its charter)

Delaware	333-138009	11-3735091
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

11717 Exploration Lane Germantown, Maryland	20876
(Address of principal executive office)	(Zip Code)

(301) 428-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On February 28, 2007, Hughes Network Systems, LLC (the “Company”) entered into a Launch Services Agreement (the “Agreement”) with Arianespace for the launch of the Company’s next generation SPACEWAY 3 satellite. Pursuant to the Agreement, the Ariane 5 heavy launcher will launch the SPACEWAY 3 satellite to geosynchronous transfer orbit from the Guiana Space Center in Kourou, French Guiana. The launch date is projected for August 2007.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibit to this current Report on Form 8-K is listed on the Exhibit Index on page 4 hereof, which is incorporated by reference in this Item 9.01(d).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hughes Network Systems, LLC
Date: March 1, 2007
	By:	/s/ Dean A. Manson
	Name:	Dean A. Manson
	Title:	Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Hughes Network Systems, LLC dated March 1, 2007

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